0 Investor Presentation April 2014

1 Cautionary Statements This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013 Annual Report on Form 10-K. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others: • the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities; • competitive conditions in our industry and the extent and success of producers replacing declining production and our success in obtaining new sources of supply; • industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers; • our dependence upon a relatively limited number of customers for a significant portion of our revenues; • actions taken or inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; • our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers; • our ability to produce and market NGLs at the anticipated differential to NGL index pricing; • our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs; • our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects; • our ability to consummate acquisitions, integrate the acquired businesses successfully, realize anticipated cost savings and other synergies from any such acquisitions; • our ability to manage over time changing exposure to commodity price risk; • the effectiveness of our hedging activities or our decisions not to undertake hedging activities; • our access to financing and ability to remain in compliance with our financing covenants; • our ability to generate sufficient operating cash flow to fund our minimum quarterly distribution; • changes in general economic conditions; • the effects of downtime associated with our assets or the assets of third parties interconnected with our systems; • operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control; • the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair; • the effects of laws and governmental regulations and policies; • the effects of existing and future litigation; and • other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, or affect our ability to maintain distribution levels, or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

2 Southcross Overview Alabama and Mississippi • Traditional Gathering and Processing MLP • Integrated business from gathering through NGL fractionation • Proven ability to grow organically and through acquisitions • Low commodity price sensitivity • Strategic Eagle Ford shale position Key Operating Data 4,800 27,300 As of 6/30/2012 Current Fractionation Capacity (Bbls/d) 2,590 2,800 As of 6/30/2012 Current Pipeline (miles) 185 385 As of 6/30/2012 Current Processing Capacity (MMcf/d) South Texas and Eagle Ford

3 Southcross History 2009 • Acquired core assets 2010 • Expanded Gregory processing plant • Built and acquired two pipeline assets 2011 • Won anchor contracts for Eagle Ford expansion • Completed Enterprise Alabama acquisition • Initiated construction of new processing and fractionation facilities 2012 • Completed Woodsboro processing plant • Completed Bonnie View fractionator • Completed IPO 2013 • Completed expansion of Bonnie View fractionator • Completed Bee Line pipeline 2014 • Initiated Webb Pipeline construction • Completed $149 million follow-on equity offering • Completed Onyx acquisition

4 Strategically Located Asset Base Integrated Midstream Value Chain in South Texas Proven Ability to Develop Projects and Complete Acquisitions Significant, Highly-Visible Growth Opportunities Direct Access to Attractive Lower Gulf Coast NGL and Gas Markets Top-Tier Management Team Southcross is a traditional MLP with an integrated midstream value chain and assets leveraged to the growing Eagle Ford shale Investment Highlights

5 Strategically Located Asset Base  Eagle Ford is the top liquids producing shale in the world  Capital spending in the Eagle Ford could surpass $120 billion in four years Source: Wood Mackenzie Eagle Ford Shale Over 25% of $100 Billion in 2013 US Lower 48 Spending Eagle Ford Production Forecast 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2009 2010 2011 2012 2013 2014 2015 2016 P ro d u cti o n ( M M cf/ d ) Gas NGLSource: Wood Mackenzie Source: Railroad Commission of Texas Production Query System (PDQ) Eagle Ford Spending $28b Source: Railroad Commission of Texas Production Query System (PDQ)

6 Integrated Midstream Value Chain Competitive Advantages Southcross Services • Natural gas gathering, processing, treating, compression and transportation • NGL fractionation and transportation • Source, purchase, transport and sell natural gas and NGLs • Location • Proximate to prolific Eagle Ford shale production • Proximate to Gulf Coast petrochemical infrastructure • Integrated Midstream Business • Gathering, processing and fractionation • Connection to gas and purity NGL markets • Ability to avoid Mt. Belvieu transportation

7 Track Record of Growth Pipeline Additions Plant Additions Acquisitions • McMullen Pipeline (2011) • Moselle Pipeline (2011) • Bee Line Pipeline (2012) • Karnes Extension (2013) • McMullen Lateral (2013) • Webb Pipeline (Under Construction) • Woodsboro Processing Plant (2012) • Bonnie View Fractionator (2013) • Enterprise Alabama (2011) • Tennessee Pipeline Assets (2011) • Monco Pipeline System (2012) • Onyx Pipelines (2014) Proven Ability to Develop Projects and Complete Acquisitions

8 2013 Performance NGL Barrels Sold per Day Processed Natural Gas Volumes (MMBtu/d) Adjusted EBITDA (in Millions) $5 $6 $10 $14 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q1 2013 Q2 2013 Q3 2013 Q4 2013

9 2014 Accomplishments January •Announced official launch of Webb Pipeline with signing of anchor shipper contract February •Completed $149 million follow-on equity offering March •Announced hiring of John Bonn as President and Chief Operating Officer •Announced year-end 2013 earnings on target with financial guidance •Completed $40 million acquisition of Onyx pipeline assets • Elected to revert amended credit facility back to IPO terms including lower pricing, fewer restrictions and $350 million facility size

10 Onyx Pipeline Acquisition Corpus Christi Area Asset Map Investment Highlights Opportunities for Synergies • $40 million purchase price • Expected to be accretive to distributable cash flow in 2014 • 100% fixed-fee and spread margin • Exclusive transportation contract through 2029 with sole end-use customer • Consistent historical throughput with strong demand forecast for future power generation • Ability to source gas at a cheaper rate • Ability to use Onyx pipeline capacity to add additional customers in core ship channel markets and sell gas at higher rates to end users Onyx Residue Gas Liquid Woodsboro Plant Bonnie View Fractionator Gregory

11 Growth Focus • Pipeline laterals to add rich gas supply – Karnes extension – McMullen lateral • Downstream gas market – Adding Corpus Christi markets for residue off-take • Western Eagle Ford Expansion – Initiated construction of Webb Pipeline – Pipeline facilitates filling existing processing capacity and anchors major plant additions • Downstream NGLs – Focused on pipeline transportation as well as fractionation Filling Current Capacity Building New Capacity

12 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1978 1985 1992 1999 2006 2013 Gas Production Wells B O E/ d Source: Drilling Info and HPDI. We lls Gas P ro d u ctio n ( M M cf / M o n th ) Western Eagle Ford Expansion Oil and Gas Volumes from Eagle Ford Production Counties: Dimmit, Webb and LaSalle Western Eagle Ford Production Counties: Dimmit, Webb and LaSalle Dry Gas Window Oil Window Gas Condensate Window 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2009 2010 2011 2012 Oct 2013 Dimmit Webb Lasalle Source: Credit Suisse January 2014 E&P Performance Monitor LaSalle Sall

13 Expansion of Southcross Eagle Ford Footprint

14  Multiple gas sale outlets, including Southcross’ direct connections to industrial markets  Diverse market outlets are an advantage in attracting producer contracts  Local markets provide incremental downstream margins  Significant dry and residue gas supply for expansions  Well positioned to transport future Eagle Ford gas to markets, including export markets in Mexico Attractive Residue and Dry Gas Downstream Competitive Advantages of Dry Gas System Processing Plant Fractionator Southcross Dry Gas System Southcross Wet Gas System Pipelines 18% Direct end-use customers Focus on End-Use Markets 2013 Southcross South Texas Gas Sales by Market (MMBtu/d) 82%

Direct Access to Attractive NGL Markets


Conroe
Houston
Texas
San Antonio
Woodsboro
Bonnie View
Gregory
Corpus Christi
Gulf Of Mexico
Western Expansion
Onyx Plant
Processing Plant
Fractionator
Pipeline System
Proposed Export Corridors
Expanding Facilities
Formosa
Dow Freeport
CP Chem
OxyChem
Lyondell Basell
Trafigura Texas Dock & Rail
Martin Export Terminal

- Southcross has advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets
- Southcross presence in end-use NGL markets provides attractive pricing and market outlets
- NGL export terminals near Corpus Christi are in progress
- Vast majority of North American ethane cracking is on the Gulf Coast and is expanding
- OxyChem has announced plans to build a 1.2 billion-pound per year capacity ethylene cracker in Ingleside, TX

15

16 2013E 2016E Normal Butane Exports Propane Exports 2013E 2017E Other US Demand Gulf Coast Demand Growing NGL Markets in US and for Export United States NGL Growth (Millions of Bbls/d) Source: Wells Fargo NGL Snapshot – October 2013 The US is Now the Top Propane Exporter… Source: IHS Ethane Demand NGL Export Demand 1,149 1,768 325 661 0 10 20 30 40 50 60 70 YT D 201 3 P ro p an e E xp o rts (M M b ls ) …Due to Advantageous Price Differentials Versus International Markets Source: BofA Merrill Lynch Global Research, HIS, Bloomberg

17 Comparative Yield Southcross trades at an attractive yield relative to other gathering and processing MLPs Gathering & Processing MLP Median Yield 6.6%* *Source: Barclays MLP Weekly Report as of 3/28/14 9.4% 8.0% 7.9% 7.4% 7.3% 7.2% 7.1% 6.2% 5.9% 5.4% 5.3% 4.6% 4.5% 4.3% 4.0% 3.9% 3.6% 2.7% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0

18 Southcross Investment Summary • Strategically located asset base leveraged to Eagle Ford shale growth • Proven ability to develop projects and complete acquisitions • Integrated midstream assets from gathering through NGLs in South Texas • Significant and highly visible growth opportunities in the Eagle Ford shale • Leveraged to increasing opportunities in downstream NGL and residue natural gas business in the lower Gulf Coast • Filling existing capacity of assets provides near-term growth opportunity

19 Southcross’ Fact Sheet NYSE Ticker SXE Total Units 33.7 million units(1)(2) Unit Price $16.95(2) Market Capitalization $571 million(2) Debt at February 28, 2014 $119 million Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 9.4%(2) (2) As of 3/31/14. (1) Excludes convertible preferred units and GP units.

20 Appendix

21 Alabama  Primarily fixed-fee compression and transportation services  100% non-commodity price sensitive margins  Deliveries to end-users and interstate pipelines  Acquired Enterprise Alabama in September 2011  519 miles of pipeline  Approximate average throughput of 116,000 MMbtu/d (1) Alabama & Mississippi Mississippi Alabama Mississippi  Primarily end-use customer margins from gas deliveries to on-system users and transportation fees  100% non-commodity price sensitive margins  Largest intrastate pipeline system in the state  626 miles of pipeline  Approximate average throughput of 85,000 MMbtu/d(1) (1) Year ended 12/31/13. Interconnect Compressor Interconnect Compressor

22 Commodity Sensitive Typical Southcross Gas Supply Contract Significant portion of gross margin is non-commodity price sensitive Processing Uplift Gathering Transportation Processing Fractionation Fixed-Fee or Equivalent South Texas Contract Structure 2013 Gross Margin 76% Fixed-Fee or Equivalent 24% Commodity Sensitive • Fixed-fees on services • Fixed spreads on purchases and sales of NGLs and residue gas • Equity NGL barrels from processing recoveries in excess of fixed producer payments

23 Southcross’ South Texas gas supply as of 4Q 2013. Attractive Contract Structure and Customer Base Captive Volumes 23% Minimum volume commitments, acreage dedications and captive volumes provide a solid base of gas supply for Southcross’ South Texas processing volumes Other 10% Acreage Dedication 14% Minimum Volume Commitments 53%

24 Non-GAAP Measures We believe that Adjusted EBITDA is a widely accepted financial indicator of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA is not a measure calculated in accordance with GAAP. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation and unrealized losses on derivative contracts, major litigation, net of recoveries, and selected charges and transaction costs that are unusual or non- recurring, less interest income, income tax benefit, unrealized gains on derivative contracts and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. Non-GAAP Financial Measures We believe that the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition, results of operations, and cash flows from operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

25 Reconciliation to Adjusted EBITDA (Dollars in Thousands) Three Months Ended, 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 Reconciliation of net loss to Adjusted EBITDA: Net Loss $ (8,622) $ (6,382) $ (6,192) $ (4,069) $ 674 Add (deduct): Depreciation and amortization expense 6,117 7,249 8,261 9,447 8,590 Interest expense 1,274 2,047 3,101 3,587 3,855 Loss on extinguishment of debt 1,764 - - - - Unit-based compensation 337 408 685 552 542 Income tax (benefit) expense (3) 18 260 125 (19) Unrealized gain - - - - (120) Gain on sale of assets, net - - - - (25) Major litigation, net of recoveries - - - - 517 Management Fees 50 - - - - Other, net 414 1,201 132 20 24 Adjusted EBITDA $ 1,331 $ 4,541 $ 6,247 $ 9,662 $ 14,038